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                                                                   EXHIBIT 10.61

            SETTLEMENT AGREEMENT, MUTUAL RELEASE AND WAIVER OF CLAIMS

         THIS SETTLEMENT AGREEMENT, MUTUAL RELEASE AND WAIVER OF CLAIMS (hereinafter "Agreement") is made and entered into by and between Aquis Communications Group, Inc. ("Aquis"), John B. Frieling, Brian Plunkett, Patrick Egan, Michael Salerno and Robert Davidoff, on the one hand (Aquis and the foregoing individuals are hereinafter collectively referred to at times as the "Aquis Parties"), and John X. Adiletta ("Adiletta") and Teleservices Group, Inc., on the other hand (Adiletta and Teleservices Group, Inc. are hereinafter collectively referred to at times as the "Adiletta Parties"). The foregoing parties may also be referred to collectively as the "Parties."

                                   WITNESSETH

         WHEREAS, Aquis and Adiletta are parties to that certain Settlement Agreement and Release and Waiver of Claims dated as of April 4, 2000 (the "Prior Settlement Agreement"), a true and correct copy of which is attached hereto as Exhibit A;

         WHEREAS, in connection with the Prior Settlement Agreement, the Parties executed certain other agreements and instruments, including (1) that certain Promissory Note executed by Adiletta on April 5, 2000 (the "Promissory Note"), a true and correct copy of which is attached hereto as Exhibit B; (2) that certain "Aquis Communications Group, Inc. Amended and Restated Nonqualified Stock Option Agreement" made and entered into as of April 4, 2000 between Aquis and Adiletta (the "Option Agreement"), a true and correct copy of which is attached hereto as Exhibit C; and (3) that certain Side Agreement made as of April 5, 2000 between Aquis and Adiletta (the "Side Agreement"), a true and correct copy of which is attached hereto as Exhibit D;

         WHEREAS, Aquis fied an action against Adiletta in the Superior Court of New Jersey, Law Division, Morris County, Docket No. MRS-L-395-01 (the "Morris County Action") seeking to enforce the Promissory Note;

         WHEREAS, Adiletta fied a responsive pleading in the Morris County action which included an Answer, and a Counterclaim and Third Party Complaint asserting claims against the Aquis Parties, including claims arising under the Prior Settlement Agreement;

         WHEREAS, Teleservices Group, Inc. filed an action against Frieling in the Superior Court of New Jersey, Law Division, Essex County, Docket No. L-10367-00 (the "Essex County Action");

         WHEREAS, the Aquis Parties and the Adiletta Parties desire to enter into a full and complete settlement of all differences and outstanding claims between them, not only of claims that are the subject of the Morris County Action or the Essex County Action, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and intending to be legally bound hereby, it is agreed as follows:


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1.       This Agreement shall be effective as of the last date on which it is executed by any of the Parties hereto (the "Effective Date").

2. As consideration for this Agreement, the Aquis parties agree to the following terms:

                  a. Aquis agrees to and shall pay the Adiletta Parties the sum of One Hundred and Seventeen Thousand Five Hundred Dollars ($117,000.00) (hereinafter the "Settlement Amount"). The parties intend and agree that Fifty Thousand Dollars ($50,000.00) of the Settlement Amount is to be allocated as reimbursement for expenses. The Settlement Amount shall be paid as follows: A wire transfer from Aquis for the full Settlement Amount to "Dollinger & Dollinger as attorneys for John X. Adiletta and Teleservices Group, Inc.," which shall be wired on the Effective Date of this Agreement, subject to the conditions set forth in this Agreement. The entire Settlement Amount is a sum of money the Adiletta Parties are entitled to receive only by virtue of this settlement of pending litigation.

                  b. Aquis agrees to and shall release the indebtedness reflected in the Promissory Note, as well as any interest or other charges accrued under the Note. Aquis shall surrender the Note by delivering it to Adiletta's aforesaid counsel by overnight mail so as to be received no later than the third (3rd) day after the Effective Date of this Agreement, subject to the conditions set forth in this Agreement. If the Note can not be located, Aquis will provide an affidavit to that effect. Aquis represents and warrants that the Promissory Note has not been pledged, hypothecated, assigned or otherwise transferred to an unrelated third party. Aquis shall not report as income taxable to Adiletta attributable to the transactions contemplated by this Agreement an amount in excess of the sum of (a) the Settlement Amount minus the Fifty Thousand Dollars ($50,000.00) allocated as reimbursement for expenses, and (b) the Fifty Thousand Dollars (50,000.00) principal amount of the Promissory Note (as defined below), which is all that remained due on said Promissory Note prior to the execution of this Agreement.

3. As consideration for this Agreement, the Adiletta Parties agree to the following terms:

                  a. Each of the Adiletta Parties hereby covenants, represents, warrants, acknowledges and agrees that neither Adiletta nor Teleservices Group, nor any person acting in concert with either of them, nor any family member (defined for this purpose to include Adiletta's spouse and children) or company, partnership or trust in which either of them (or such family member or person) owns five (5%) percent or more of its equity or voting interests or for which Adiletta serves as an employee, agent, officer, director, or partner owns, directly or indirectly, any equity or voting interests or direct or indirect rights or options to acquire any voting securities or other equity interests of Aquis or any of its divisions, groups, affiliates, immediate or remote parent or subsidiary entities, or successors or predecessors in interest ("Aquis Securities"), as of the date of the Adiletta Parties' execution of this Agreement (the "Execution Date"), with the exception of Adiletta's Settlement Options, as defined below, which options Adiletta is giving up and forfeiting to Aquis as of the Execution Date of this Agreement. Notwithstanding the foregoing, this Agreement does not in any way prohibit any of the Adiletta Parties or the family members from owning an interest in a mutual fund which may or may not own an Aquis Security.


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         b.                Each of the Adiletta Parties hereby covenants,
                           represents, warrants, acknowledges and agrees to give up and forfeit any and all options to purchase Aquis Securities which either of them currently owns, including but not limited to the Settlement Options which were the subject of the Prior Settlement Agreement and related Option Agreement. Adiletta will give up the Settlement Options by surrendering the Option Agreement and by agreeing that the Option Agreement and the Option referenced therein shall be and hereby is terminated, null and void, and of no further force and effect. Adiletta hereby acknowledges, represents, covenants and agrees that all remaining options in Aquis Stock previously granted to or otherwise acquired by him have been terminated and are null and void.

         c. Neither Adiletta, nor any person acting in concert with him, nor any family member (defined for this purpose to include his spouse and children) or company, partnership or trust in which Adiletta (or such family member or person) owns five (5%) percent or more of its equity or voting interests or for which Adiletta serves as an employee, agent, officer, director, or partner, will at any time on or after the Execution Date: (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights or options to acquire any Aquis Securities; (ii) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are interpreted in the proxy rules of the Securities and Exchange Commission), or seek to advise or influence any person or entity with respect to the voting of any Aquis Securities, or (iii) form, join or in any way participate in a "group" within the meaning of
                           Section 13(d)(3) of the Securities Exchange Act of 1934 with respect to any Aquis Securities for the purpose of seeking to control the management, Board of Directors or policies of Aquis, or for any other purpose. Further, the parties acknowledge that Aquis would not have an adequate remedy at law for money damages in the event that this covenant were not performed in accordance with its terms and therefore Adiletta agrees that Aquis shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.


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4.       The Adiletta Parties will receive appropriate tax documentation for the consideration received hereunder from Aquis, which shall be an IRS Form 1099.

5. The Parties acknowledge and agree that the foregoing consideration represents a full and complete settlement of the claims and allegations raised or which could have been raised in the Morris County Action, the Essex County Action, or otherwise. The parties further agree that the Morris County Action and the Essex County Action each shall be dismissed with prejudice no later than ten (10) calendar days after the Effective Date, which shall be accomplished through the Parties' joint filing of stipulations of dismissal in form substantially the same as Exhibit E hereto.

6. As a material inducement for the Aquis Parties to enter into this Agreement, the Adiletta Parties, on behalf of themselves, the Adiletta Releasees, their collective predecessors, successors and assigns, hereby unconditionally release, discharge and acquit the Aquis Parties, their owners, stockholders, predecessors, successors, assigns, agents, directors, officers, current and former employees, representatives, attorneys, divisions, groups, subsidiaries, affiliates and parent companies, as well as any parent companies' owners, stockholders, predecessors, successors, heirs, executors, administrators, assigns, agents, directors, officers, current and former employees, representatives, divisions, groups, subsidiaries and affiliates, and all persons acting by, through, under, or in concert with any of them, or any of them (collectively, the "Aquis Releasees") from all actions, claims, causes of action, charges, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, demands, or any other type of relief of any nature whatsoever, whether known or unknown, whether statutory or common law, whether federal, state, or local, which the Adiletta Parties, the Adiletta Releasees (as defined below), or any of them, has asserted or could have asserted, now has, or ever had, against the Aquis Parties or the Aquis Releasees from the beginning of time to the Effective Date of this Agreement. The Adiletta Parties represent they know of no claim they have against the Aquis Parties other than those raised in the Morris County Action and the Essex County Action.

7. As a material inducement for the Adiletta Parties to enter into this Agreement, the Aquis Parties, on behalf of themselves, the Aquis Releasees, their collective predecessors, successors and assigns, hereby unconditionally release, discharge and acquit the Adiletta Parties, their owners, stockholders, predecessors, successors, assigns, agents, directors, officers, current and former employees, representatives, attorneys, divisions, groups, subsidiaries, affiliates and parent companies, as well as any parent companies' owners, stockholders, predecessors, successors, heirs, executors, administrators, assigns, agents, directors, officers, current and former employees, representatives, divisions, groups, subsidiaries and affiliates, and all persons acting by, through, under, or in concert with any of them, or any of them (collectively, the "Adiletta Releasees") from all actions, claims, causes of action, charges, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, demands, or any other type of relief of any nature whatsoever, whether known or unknown, whether statutory or common law, whether federal, state, or local, which the Aquis Parties, the Aquis Releasees, or any of them, has asserted or could have asserted, now has, or ever had, against the Adiletta Parties or the Adiletta Releasees from the beginning of time to the Effective Date of this Agreement. The Aquis Parties represent that they know of no claim they have against the Adiletta Parties other than those raised in the Morris County Action and the Essex County Action.


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8.       It is the purpose of the mutual waiver and release paragraphs of this
         Agreement for the parties to effect a full general release of each other, except with respect to specifcally stated exceptions or obligations stated hereunder. The Parties acknowledge and agree that the foregoing releases specifically include and resolve any and all claims (in addition to those above) for related costs and/or attorneys' fees. This Agreement and the releases hereunder are without prejudice to the Parties' right to enforce the terms and conditions of this Agreement.

9. The Adiletta Parties agree that they will be responsible for any income tax liability which may be imposed on the receipt of consideration provided hereunder, including but not limited to the Settlement Amount.

l0. The Adiletta Parties agree that they will not voluntarily assist others in bringing any type of claim against any of the Aquis Parties or any of the Aquis Releasees, involving any matter allegedly occurring and/or occurring in the past up to the date of this Agreement, or involving and based upon any claims which are the subject of this Agreement. Adiletta acknowledges and agrees that his employment with Aquis has ended, that he will never knowingly apply for employment with Aquis or any group, division, subsidiary or affiliate of Aquis, and that he will not be so employed or have any business relationship with Aquis, unless requested to do so by Aquis in writing. Adiletta further agrees that he is waiving any claim which he may have to reinstatement with Aquis under any contractual, statutory or common law cause of action. The Adiletta Parties and the Aquis Parties agree that each shall not defame, slander, or libel one another. The Aquis Parties agree that they will not voluntarily assist others in bringing any type of claim against any of the Adiletta Parties or any of the Adiletta Releasees, involving any matter allegedly occurring and/or occurring in the past up to the date of this Agreement, or involving and based upon any claims which are the subject of this Agreement.

11. This Agreement shall not in any way be construed as an admission of any acts of wrongdoing whatsoever by any Party, with all Parties specifically disclaiming any wrongdoing or liability of any kind.

12. Each Party represents that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity, any claim or any portion of a claim covered by this Agreement.

13. Each Party represents and acknowledges that in executing this Agreement, he does not rely, and has not relied, upon any representation or statement made by any other Party, or any of the Releasees or their agents, representatives or attorneys with regard to the subject matter, basis, content or effect of this Agreement or otherwise. The Adiletta Parties specifically represent and acknowledge that they are not relying upon any representation or statement made by any other Party, or any of the Releasees or their agents, representatives or attorneys with regard to the financial condition or any other aspect of the Company, and that the Adiletta Parties have requested disclosure of and received all material information necessary for them to make an informed decision regarding this Agreement.


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14.      Each Party acknowledges that prior to the execution of this Agreement, the Party sought the advice and counsel of that Party's attorney regarding the contents of this Agreement. Each and every Party hereto acknowledges that the Party has entered into this Agreement knowingly, voluntarily and of his own free will.

15. This Agreement shall be binding upon the Aquis Parties and the Adiletta Parties, and upon their respective heirs, administrators, representatives, executors, successors and assigns, if any, and shall inure to the benefit of the Aquis Parties, the Aquis Releasees, the Adiletta Parties, the Adiletta Releasees, and each of them, and to their respective heirs, administrators, representatives, executors, successors and assigns, if any.

16. This Agreement is made in the State of New Jersey and shall in all respects be interpreted, enforced and governed under the laws of said State, without regard to its choice of law provisions, as well as the laws of the United States of America. The language of all parts of this Agreement shall in all cases be construed as a whole and according to its fair meaning.

17. Should any word, phrase, sentence, paragraph, clause or provision of this Agreement be declared or be determined by any court or other tribunal to be illegal of invalid, the validity of the remaining parts, terms or provision shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be a part of this Agreement.

18. As used in this Agreement, the singular or plural shall be deemed to include the other whenever the context so indicates or requires.

19. The Parties hereto shall take such further action and execute such further instruments or documents as may be reasonably necessary to effectuate the purpose and intent of this Agreement.

20. This written Agreement sets forth the entire agreement and understanding among the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof, including the Option Agreement, which is nullified as provided above, but excluding the Side Agreement, which shall remain in full force and effect; provided, however, that the Prior Settlement Agreement shall be superseded hereby in some respects, but shall remain in full force and effect in certain other respects, as follows: (a) Paragraph 1 of the Prior Settlement Agreement reciting the consideration by Aquis for that Prior Settlement Agreement shall be and hereby is rescinded, superseded, void, nullified and of no further force and effect; (b) Paragraph 2 and Paragraph 5 of the Prior Settlement Agreement shall remain valid, enforceable, and in full force and effect; (c) Paragraph 3 of the Prior Settlement Agreement remains valid, enforceable, and in full force and effect, except that the Parties' right to enforce the Prior Settlement Agreement shall remain valid only to the extent that provisions and terms of that Prior Settlement Agreement are hereby preserved; and (d) all other terms and provisions of the Prior Settlement Agreement shall remain valid, enforceable, and in full force and effect, except to the extent expressly modified or superseded by this Agreement.


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21.      The failure of any Party to require the performance of any term or obligation of this Agreement or the waiver by any Party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation and shall not be deemed a waiver of any subsequent breach. No modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by all Parties.

22. This Agreement may be executed through the use of separate signature pages in multiple originals and in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement, binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. The parties shall exchange original signed Agreements as soon as practicable following delivery and execution as aforesaid.

                  PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES
                     A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS



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                                               AQUIS COMMUNICATIONS GROUP, INC.

                                               By: /s/ John B. Frieling
                                                  -----------------------------
                                               Name: John B. Frieling
                                                    ---------------------------
                                               Title: Chief Executive Officer
                                                     --------------------------


                                               JOHN B. FRIELING

Date:  10/16/01                                /s/ John B. Frieling
      -----------                              ---------------------------------


                                               BRIAN PLUNKETT

Date:  10/16/01                                /s/ Brian Plunkett
      -----------                              ---------------------------------


                                               PATRICK EGAN

Date:                                          /s/ Patrick M. Egan
      -----------                              ---------------------------------


                                               MICHAEL SALERNO

Date:                                          /s/ Michael E. Salerno
      -----------                              ---------------------------------


                                               ROBERT DAVIDOFF

Date:                                          /s/ Robert Davidoff
      -----------                              ---------------------------------

                                               JOHN X. ADILETTA

Date:                                          /s/ John X. Adiletta
      -----------                              ---------------------------------


                                               TELESERVICES GROUP, INC.

                                               By: /s/ John X. Adiletta
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------